KraneShares Trust

KraneShares CSI China Internet ETF

Summary Prospectus | August 1, 2015

Principal Listing Exchange for the Fund: NASDAQ Stock Market LLC | Ticker Symbol: KWEB

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2015, and as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares CSI China Internet ETF

Investment Objective

The KraneShares CSI China Internet ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the CSI Overseas China Internet Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.71%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of the Underlying Index, or in depositary receipts representing securities of the Underlying Index. The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), as defined by the index sponsor, China Securities Index Co., Ltd. (“CSI”). The Underlying Index is currently comprised of approximately 58 securities. A China-based company is a company that meets at least one of the following criteria: (i) is incorporated in mainland China; (ii) has its headquarters in mainland China; or (iii) derives at least 50% of its revenue from goods produced or sold, or services performed, in mainland China. China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of China Internet Companies.

KraneShares CSI China Internet ETF

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a representative sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Underlying Index. Representative sampling is an indexing strategy that generally involves investing in a representative sample of securities that has an investment profile similar to the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. The Fund is non-diversified.

CSI is independent of the Fund, the Fund’s investment adviser, Krane Funds Advisors LLC (the “Adviser”), and the Fund’s sub-adviser, Index Management Solutions, LLC (the “Sub-Adviser”). CSI determines the components and the relative weightings of the securities in the Underlying Index.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Concentration Risk.  To the extent the Fund’s assets are concentrated in a particular industry or group of industries (because the Underlying Index is concentrated in that industry or group of industries), the Fund will be susceptible to loss due to adverse occurrences affecting that industry or group of industries to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Consumer Discretionary Sector Risk.  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Internet Companies Sector Risk.  Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Such changes may have an adverse impact on the companies in the Underlying Index and therefore the performance of the Fund.

Currency, Capital Controls and Currency Conversion Risk.  The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, cause the Fund to decline in value, and limit the Fund’s ability to pay redemptions. The Fund may also be subject to delays in converting or transferring U.S. dollars to a local currency for the purpose of purchasing securities. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Depositary Receipt Risk.  The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including ADRs. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when

KraneShares CSI China Internet ETF

the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S issuers. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Investments in foreign securities may be less liquid than investments in U.S. securities.

Additionally, the securities markets in China have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

KraneShares CSI China Internet ETF

Large-Capitalization Risk.  Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Management Risk.  Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. To the extent the Fund uses a representative sampling approach, it may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Privatization Risk.  China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk.  The Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Shares of the Fund May Trade at Prices Other Than NAV.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (i.e., premium) or less than the NAV intra-day (i.e., discount). This risk is heightened in times of market volatility or periods of steep market declines.

Small- and Mid-Capitalization Risk.  The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and distribution requirements. Given the concentration of the Underlying Index in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a sampling strategy while satisfying the diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Underlying Index, and the Fund’s efforts to replicate the Underlying Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the

KraneShares CSI China Internet ETF

Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Telecommunications Companies Risk.  Telecommunications companies are subject to extensive government regulation. Telecommunications companies may also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Such factors may have an adverse impact on the companies in the Underlying Index and therefore the performance of the Fund.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a representative sampling approach, and/or invests in securities that are not contained in the Underlying Index, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index.

Performance Information

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2015, the Fund’s year-to-date total return was 24.79%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.39%	03/31/2014
Lowest Return	-6.33%	09/30/2014

KraneShares CSI China Internet ETF

Average Annual Total Returns for the period ending December 31, 2014

KraneShares CSI China Internet ETF	1 year	Since Inception (7-31-2013)
Return Before Taxes	-0.61%	21.79%
Return After Taxes on Distributions	-0.94%	21.38%
Return After Taxes on Distributions and Sale of Fund Shares	-0.31%	16.59%
CSI Overseas China Internet Index (Reflects no deduction for fees, expenses or taxes)	-1.25%	20.18%
S&P 500 Index	13.69%	17.25%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Index Management Solutions, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

Justin V. Lowry and Sean P. Reichert, Portfolio Managers of the Sub-Adviser, have had primary responsibility for trading the Fund’s portfolio securities since November 12, 2014.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.